UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 21, 2026

AEBI SCHMIDT HOLDING AG

(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Schulstrasse 4 Frauenfeld, Switzerland	CH-8500
(Address of Principal Executive Offices)	(Zip Code)

+41 44-308-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405  of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 21, 2026, at the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”) of Aebi Schmidt Holding AG (the “Company” or “Aebi Schmidt”), the shareholders of the Company approved the Aebi Schmidt Equity Incentive Plan (the “Plan”).

The Plan authorizes the Company’s Board of Directors (the “Board”) to provide for compensation in the form of restricted share units, performance share units and restricted shares. The purpose of the Plan is to attract, retain and motivate high quality personnel (including members of the Company’s executive board, other employees of the Company, and non-executive Board members) by providing them with equity ownership opportunities and/or performance-based incentives to increase their commitments for and in the best interest of the Company. Subject to adjustment as described in the Plan (and its share counting rules), a total of 3,500,000 shares of common stock, par value $1.00 per share, of the Company are available for awards granted under the Plan, as further described in the Plan. The Plan includes minimum one-year vesting requirements as further described in the Plan.

The Plan permits the Board to make certain performance-based awards to eligible participants under the Plan, which awards may be earned based on the achievement of predetermined performance conditions over the relevant performance period. The performance conditions for such awards will be any applicable business-relevant performance metrics chosen or provided for such awards by the Board.

The Plan also provides that each non-executive Board member will be granted no more than $500,000 in Plan awards and cash fees for such service in any one calendar year as described in the Plan. In general, the Board will administer the Plan and will be able to amend the Plan, subject to certain exceptions, all as described in the Plan. Awards are permitted to be granted under the Plan generally until terminated or amended by the Board.

This description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 21, 2026, Aebi Schmidt held its Annual Meeting. There were 77,506,125 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting and there were 72,165,360 shares of common stock represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business. Set forth below are the final voting results for each of the proposals submitted to a vote at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 10, 2026. Each of the proposals was approved by the Company’s shareholders.

Proposal 1.

The shareholders approved the audited consolidated financial statements and statutory standalone financial statements for the fiscal year ended December 31, 2025.

For	% For	Against	Abstentions	Broker Non-Votes
67,699,439	99.94%	38,842	586,190	3,840,889

Proposal 2.1.

The shareholders approved the allocation of profit available for distribution.

For	% For	Against	Abstentions	Broker Non-Votes
68,263,225	99.94%	39,605	21,641	3,840,889

Proposal 2.2.

The shareholders approved the distribution of dividend (as a repayment of statutory reserves, by way of allocation to a dividend reserve).

For	% For	Against	Abstentions	Broker Non-Votes
68,285,949	99.96%	26,343	12,179	3,840,889

Proposal 3.

The shareholders approved the discharge of liability for the Board of Directors and Executive Management for the fiscal year ended December 31, 2025.

For	% For	Against	Abstentions	Broker Non-Votes
26,381,379	98.64%	362,938	675,227	3,840,889

Proposal 4.

The shareholders approved an Amendment to the Articles of Association to (i) reduce the minimum number of directors to five and the maximum number of directors to nine and (ii) amend the nomination rights of PCS Holding AG. A copy of the Company’s current Articles of Association is attached hereto as Exhibit 3.1.

For	% For	Against	Abstentions	Broker Non-Votes
72,037,288	99.87%	91,299	36,773	0

Proposal 5.1.

The shareholders approved the election of the Board of Directors.

Nominee	For	% For	Against	Abstentions	Broker Non-Votes
Barend Fruithof	65,767,586	96.32%	2,512,802	44,083	3,840,889
Andreas Rickenbacher	66,912,994	97.97%	1,385,313	26,164	3,840,889
Angela Freeman	67,846,513	99.39%	413,128	64,830	3,840,889
Daniela Spuhler	65,499,550	95.93%	2,779,520	45,401	3,840,889
Martin Ritter	65,544,693	95.99%	2,735,657	44,121	3,840,889
Michael Dinkins	67,629,108	99.01%	679,651	15,712	3,840,889
Patrick Schaub	66,796,382	97.80%	1,503,436	24,653	3,840,889
Terri A. Pizzuto	67,708,065	99.12%	601,968	14,438	3,840,889

Proposal 5.2.

The shareholders approved the election of Barend Fruithof as the Chair of the Board of Directors.

For	% For	Against	Abstentions	Broker Non-Votes
57,589,492	84.39%	10,655,802	79,177	3,840,889

Proposal 6.

The shareholders approved the election of the Human Resources and Compensation Committee of the Board of Directors.

Nominee	For	% For	Against	Abstentions	Broker Non-Votes
Andreas Rickenbacher	66,998,187	98.26%	1,186,410	139,874	3,840,889
Patrick Schaub	67,126,540	98.40%	1,093,482	104,449	3,840,889
Angela Freeman	67,810,567	99.46%	368,272	145,632	3,840,889

Proposal 7.

The shareholders approved the election of PricewaterhouseCoopers AG (Zurich) as statutory auditor.

For	% For	Against	Abstentions	Broker Non-Votes
72,078,443	99.92%	58,817	28,100	0

Proposal 8.

The shareholders approved the election of Anwaltskanzlei Keller AG as independent proxy.

For	% For	Against	Abstentions	Broker Non-Votes
68,249,139	99.92%	54,483	20,849	3,840,889

Proposal 9.1.

The shareholders approved, on a non-binding advisory basis, the compensation of named executive officers under U.S. securities law requirements.

For	% For	Against	Abstentions	Broker Non-Votes
66,354,820	97.29%	1,850,407	119,244	3,840,889

Proposal 9.2.

The shareholders approved, on a non-binding advisory basis, the frequency of future non-binding advisory votes to approve the compensation of named executive officers.

1 Year	% For 1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
66,753,701	97.83%	5,186	1,473,339	92,245	3,840,889

Proposal 9.3.

The shareholders approved, on an advisory basis, the Swiss Statutory Compensation Report for the fiscal year ended December 31, 2025.

For	% For	Against	Abstentions	Broker Non-Votes
66,718,369	97.86%	1,457,713	148,389	3,840,889

Proposal 9.4.

The shareholders approved the maximum compensation of the Board of Directors until the 2027 annual general meeting.

For	% For	Against	Abstentions	Broker Non-Votes
67,645,453	99.26%	506,491	172,527	3,840,889

Proposal 9.5.

The shareholders approved the maximum compensation of Executive Management for the fiscal year ending December 31, 2027.

For	% For	Against	Abstentions	Broker Non-Votes
66,731,856	97.84%	1,470,247	122,368	3,840,889

Proposal 10.

The shareholders approved the Aebi Schmidt Equity Incentive Plan.

For	% For	Against	Abstentions	Broker Non-Votes
67,435,651	98.81%	812,878	75,942	3,840,889

Proposal 11.

The shareholders approved the Swiss Statutory Non-Financial Matters Report.

For	% For	Against	Abstentions	Broker Non-Votes
67,910,952	99.90%	65,880	347,639	3,840,889

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 21, 2026, the Company issued the press release attached hereto as Exhibit 99.1 regarding the results of the Annual Meeting.

The information contained in this Item 7.01 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
3.1	Aebi Schmidt’s Articles of Association

10.1	Aebi Schmidt Equity Incentive Plan

99.1	Press Release dated May 21, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEBI SCHMIDT HOLDING AG

Date: May 21, 2026	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

Date: May 21, 2026	By:	/s/ Marco Portmann
	Name:	Marco Portmann
	Title:	Group CFO